Exhibit 10.24

Prepared by and after recording return to:

Harlan W. Robins, Esq.
Dickinson Wright PLLC
15 N. 4th Street
Columbus, Ohio  43215

COLLATERAL ASSIGNMENT OF LEASE

FOR VALUE RECEIVED, the undersigned, DC Westfield Cinema, LLC, a Delaware limited liability company, as Borrower, does hereby transfer, sell, assign, set over and convey unto Northlight Trust I, a Delaware statutory trust, as Lender, all of its right, title and interest in and to that certain Lease Agreement more particularly described on the attached Exhibit A, as collateral security for Borrower’s obligations to Lender under that certain Loan Agreement between Borrower and certain of its affiliates, and Borrower’s parent, Digital Cinema Destinations Corp., a Delaware corporation, of even date herewith (the “Loan”).

TOGETHER WITH all rights, title and interest in and to said Lease Agreement, as “tenant/lessee” therein, as additional collateral security for the Loan.

DATED this  27th day of September, 2012.
DC Westfield Cinema, LLC, a Delaware limited liability company

By:	/s/ A. Dale Mayo

Name:	A. Dale Mayo

Title:	Manager

STATE OF NEW JERSEY	)
) ss.
COUNTY OF UNION	)

This instrument was acknowledged before me on September 27, 2012, by A. Dale Mayo, the Manager of DC Westfield Cinema, LLC, a Delaware limited liability company.

/s/ /s/ Gary S. Loffredo
Notary Public

[SEAL]

Exhibit 10.24

Prepared by and after recording return to:

Harlan W. Robins, Esq.
Dickinson Wright PLLC
15 N. 4th Street
Columbus, Ohio  43215

Exhibit A

Lease Agreement between Rialto Holding Co., LLC (“Landlord”) and DC Westfield Cinema, LLC (“Tenant”) dated December 31, 2010.